Neuberger Berman Advisers Management Trust®
Supplement to the Summary Prospectuses, Prospectuses and the Statement of Additional
Information, each dated May 1, 2018, as amended and supplemented

Guardian Portfolio
Large Cap Value Portfolio
Sustainable Equity Portfolio

Information Regarding the Merger of Certain Portfolios

As previously announced, on December 13, 2018, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization and Dissolution (the “Plan”) under which each of the Guardian Portfolio and Large Cap Value Portfolio (each, a “Merging Portfolio” and, collectively, the “Merging Portfolios”) would transfer all of its assets to the Sustainable Equity Portfolio (“Surviving Portfolio”) in exchange for shares of the Surviving Portfolio (the “Reorganization”).

Effective on April 30, 2019, the Reorganization was complete and the Merging Portfolios transferred all of their assets to the Surviving Portfolio as contemplated by and in accordance with the Plan. Accordingly, shareholders of each Merging Portfolio became shareholders of the Surviving Portfolio effective as of the close of business on April 30, 2019.

Additional information about the Reorganization is available in the Combined Prospectus and Information Statement available on our website at www.nb.com and in the Form N-14 filing available on the EDGAR database on the SEC’s website at www.sec.gov. Further information about the Surviving Portfolio, including its Summary Prospectuses, Prospectuses and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is April 30, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com